UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 6, 2021

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36615

Delaware	26-2222607
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

325 North St. Paul Street, Suite 2650, Dallas, TX 75201

(Address of principal executive offices, including zip code)

(612) 746-1944

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GWGHQ	*

*

On May 18, 2022, Nasdaq Stock Market LLC filed a Form 25 delisting and deregistering the shares of common stock, par value $0.001 per share, of GWG Holdings, Inc. from The Nasdaq Stock Market, which became effective ten days after the filing of the Form 25. GWG Holdings, Inc.’s common stock began trading exclusively on the over-the-counter market on April 29, 2022 under the symbol GWGHQ.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Current Report on Form 8-K/A is filed to amend certain disclosures reported under Item 5.02 of the Current Report on Form 8-K, dated March 6, 2021 and filed with the SEC on March 11, 2021 (the “Original 8-K”), as set forth below and file exhibits which were incorrectly omitted from the Original 8-K.

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 11, 2021, GWG Holdings, Inc. (the “Company”) filed the Original 8-K to report, among other matters, the resignations of Roy W. Bailey, Daniel P. Fine, and Jeffrey N. MacDowell as directors of the Company (the “Resigning Directors”). The Original 8-K incorrectly stated that the resignations were not due to any disagreement with the Company.

The Resigning Directors resigned from the Board of Directors (the “2021 Board”) of the Company on March 6, 2021. The 2021 Board consisted of Brad Heppner, Peter T. Cangany, David F. Chavenson, David H. de Weese, Thomas O. Hicks, Dennis P. Lockhart, Bruce W. Schnitzer, and the Resigning Directors. Each of the Resigning Directors had been the members of a Special Committee of the Board (the “2021 Special Committee”), which was formed by the 2021 Board to review and approve or reject potential transactions with The Beneficient Company Group, L.P. and its subsidiaries and affiliates (collectively, “Ben”), a consolidated subsidiary of the Company as of March 31, 2021. Mr. Bailey resigned from the Audit Committee of the 2021 Board on March 2, 2021.

In recent days and subsequent to the filing of the Original 8-K, the Investigations Committee of the current Board of Directors (the “Investigations Committee”), which consists of Jeffrey S. Stein and Anthony R. Horton, informed the current Board of Directors (the “Current Board”), which consists of Murray Holland, Timothy Evans, Jeffrey S. Stein, Anthony R. Horton, David F. Chavenson, and David H. de Weese, of certain information, which after review and consideration has led the Current Board to determine and conclude that the resignations provided by the Resigning Directors resulted from disagreements with the Company relating to certain operations, policies and practices of the Company. Specifically, the Investigations Committee informed the Current Board that, at the time of the resignations, the Resigning Directors had objected to certain terms and parameters of a proposed investment the Company was considering in a Preferred Series C Unit Account of Ben (the “Ben Investment”), and certain other related matters, which had been submitted to the 2021 Special Committee for review and approval pursuant to the 2021 Board’s Resolutions delegating the 2021 Board’s authority with respect to proposed transactions with Ben to the 2021 Special Committee. Prior to their resignations, the Resigning Directors made their objection to the Ben Investment known to the Chief Executive Officer and the Chief Financial Officer of the Company through written and oral communication. The Investigations Committee further informed the Current Board that, after the objections of the Resigning Directors to the Ben Investment were made known to the Company, on March 3, 2021, the then-Chairman of the 2021 Board called for a Special Meeting of the 2021 Board to consider certain “urgent” matters concerning the Company’s “funding of Ben.” The Investigations Committee further informed the Current Board that, at a March 4, 2021 Special Meeting of the 2021 Board, while the disagreements concerning the Ben Investment remained unresolved (a fact that may not have been known to the full 2021 Board), the 2021 Board voted to dissolve the 2021 Special Committee and voted to confirm that the Ben Investment could be made without Special Committee approval. The Current Board has determined and concluded that these disagreements caused, in whole or in part, the Resigning Directors’ resignations on March 6, 2021. At the time of the Resigning Directors’ resignations, the disagreements remained outstanding, which was known to, at least, the Chief Executive Officer of the Company. Based on these recent determinations of the Current Board, the Company has decided to file this Form 8-K/A.

Exhibit 99.1 consists of the written resignation letters, delivered by the Resigning Directors on March 6, 2021, to the then-Chairman of the 2021 Board and the Chief Executive Officer of the Company. Exhibit 99.2 consists of (a) certain correspondence, dated March 9, 2021, from the Company’s Chief Executive Officer and sent to the Resigning Directors via electronic mail, previewing certain language proposed to be included in the Original 8-K regarding the circumstances of the resignations of the Resigning Directors, and (b) subsequent correspondence from Mr. Fine, dated March 10, 2022 and sent via electronic mail to the Company’s Chief Executive Officer on behalf of himself and the other Resigning Directors, whereby the Resigning Directors informed the Chief Executive Officer they declined to advise the Company on the proposed disclosure or any disclosure obligations with respect to the circumstances of their resignations.

Except as otherwise reported in this Current Report on Form 8-K/A, the other disclosures in the Original 8-K remain unchanged.

Item 9.01	Financial Statements and Exhibits

99.1	Director Resignation Letters

99.2	Subsequent Director Correspondence

104	Cover page Interactive data file (embedded with in the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG HOLDINGS, INC.

Date: November 14, 2022	By:	/s/ Jeffrey S. Stein
	Name:	Jeffrey S. Stein
	Title:	Chief Restructuring Officer